HSBC Investor Funds

HSBC Frontier Markets Fund (the “Fund”)

Supplement Dated December 21, 2011

to the Prospectus Dated September 2, 2011,

as Supplemented to Date

Effective December 19, 2011, Andrea Nannini, Senior Portfolio Manager at HSBC Global Asset Management (UK) Limited, the Fund's subadviser (the "Subadviser"), has been replaced by Andrew Brudenell, who has assumed responsibilities as Portfolio Manager for the Fund. The paragraph under “Portfolio Manager” on page 7 of the Prospectus is deleted and replaced with the following:

Andrew Brudenell, Portfolio Manager at the Subadviser, has served as the Portfolio Manager of the Fund since December 19, 2011.

In addition, the first paragraph under “Portfolio Manager – Frontier Markets Fund” on page 13 of the Prospectus is deleted and replaced with the following:

Andrew Brudenell, Portfolio Manager at the Subadviser, is responsible for the day-to-day portfolio management of the Fund. Mr. Brudenell joined the Subadviser in April 2007 and is a member of the Subadviser’s Frontier Emerging Markets team. Mr. Brudenell was a private investor from May 2005 through April 2007. Mr. Brudenell previously worked as a US Fund Manager at Scudder Investments in New York and at Deutsche Asset Management in London. He has been working in the asset management industry since 1997. Mr. Brudenell holds an MSc from the London School of Economics (UK) and is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

HSBC Investor Funds

HSBC Frontier Markets Fund (the “Fund”)

Supplement Dated December 21, 2011

to the Statement of Additional Information Dated September 2, 2011,

as Supplemented to Date

Effective December 19, 2011, Andrea Nannini, Senior Portfolio Manager at HSBC Global Asset Management (UK) Limited, the Fund's subadviser (the "Subadviser"), has been replaced by Andrew Brudenell, who has assumed responsibilities as Portfolio Manager for the Fund. The information below replaces similar information under “Investment Advisory and Other Services – Portfolio Managers” on page 47 of the Fund’s Statement of Additional Information (“SAI”).

PORTFOLIO MANAGER

The Prospectus identifies the individual who is primarily responsible for the day-to-day management of the Fund (the “portfolio manager”). This section of the SAI contains certain additional information about the portfolio manager, his compensation, other accounts managed by him, and potential conflicts of interest.

The portfolio manager did not beneficially own shares of the Fund as of November 30, 2011.

There is information in a tabular format, as of November 30, 2011, about the other accounts, if any, in addition to the Fund, over which the portfolio manager also has primary responsibility for day-to-day management. The table shows the number of other accounts managed by the portfolio manager and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type (millions)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Brudenell	0	2	1	n/a	0	0
	$0	$90	$68	n/a	$0	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI FOR FUTURE REFERENCE